UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 1, 2011

II-VI Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	0-16195	25-1214948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania		16056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (724) 352-4455

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On April 1, 2011, the Board of Directors (the “Board”) of II-VI Incorporated (the “Company”) appointed Dr. Howard H. Xia to serve as an independent director of the Company in Class One expiring in 2012, although he will stand for election at the Company’s next annual meeting of shareholders in November 2011. As of the time of this filing, the Board does not intend for Dr. Xia to serve on any Board Committee.

In connection with Dr. Xia’s election as a Class One director, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

II-VI INCORPORATED (Registrant)

Date: April 1, 2011	By:	/s/ Francis J. Kramer
Francis J. Kramer President and Chief Executive Officer

Date: April 1, 2011	By:	/s/ Craig A. Creaturo
Craig A. Creaturo Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 1, 2011.